Exhibit 32





                          UNISOURCE ENERGY CORPORATION


                         TUCSON ELECTRIC POWER COMPANY

                              ____________________


                        STATEMENTS OF CORPORATE OFFICERS
          (Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

                              ____________________

     Each of the undersigned, James S. Pignatelli, Chairman of the Board, President and Chief Executive Officer of UniSource Energy Corporation and Tucson Electric Power Company (each a "Company"), and Kevin P. Larson, Vice President, Treasurer and Chief Financial Officer of each Company, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that each Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2003, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that the information contained therein fairly presents, in all material respects, the financial condition and results of operation of such Company.


August 8, 2003                                 /s/    James S. Pignatelli
                                    --------------------------------------------
                                                      James S. Pignatelli
                                              Chairman of the Board, President
                                                 and Chief Executive Officer
                                                UniSource Energy Corporation
                                                Tucson Electric Power Company


                                               /s/    Kevin P. Larson
                                    --------------------------------------------
                                                      Kevin P. Larson
                                               Vice President, Treasurer and
                                                  Chief Financial Officer
                                               UniSource Energy Corporation
                                               Tucson Electric Power Company



     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.